UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  October 12, 2012

WORTHINGTON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52590	20-1399613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Montgomery Street #1094, San Francisco, CA 94104
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 588-5390

Copy of correspondence to:

Richard A. Friedman, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On October 12, 2012, the Company held its annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders approved two proposals. The proposals are described in detail in its proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, on September 10, 2012.

Proposal 1

The Company’s stockholders elected five individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Charles F. Volk, Jr.	78,027,677	33,138,872	89,789,375
Anthony Mason	107,250,255	3,916,294	89,789,375
Clifford W. Henry	107,121,755	4,044,794	89,789,375
Paul Jordan	107,121,755	4,044,794	89,789,375
Warren Rothouse	102,431,396	8,735,153	89,789,375

Proposal 2

The Company’s stockholders ratified the appointment of Hansen, Barnett & Maxwell, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
180,862,493	17,395,272	1,698,159	-

Proposal 3

The Company’s stockholders rejected the Worthington Energy, Inc. 2012 Incentive Stock Option Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,824,301	12,246,021	3,096,227	88,789,375

Proposal 4

The Company’s stockholders approved an amendment to the Company’s articles of incorporation to effect a one-for-ten reverse split of the Company’s common stock, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
155,119,441	44,788,508	47,973	2

Proposal 5

The Company’s stockholders rejected an amendment to the Company’s articles of incorporation to increase the Company’s authorized shares of common stock from 500,000,000 to 1,000,000,000, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,366,413	79,864,872	100,437	624,202

ITEM 8.01                      Other Events.

On October 15, 2012, the Company issued the press release relating to the results of the annual shareholder meeting discussed in Item 5.07 above. A copy of the press release that discusses this matter is filed as Exhibit 99.01 to, and incorporated by reference in, this report. The information in this Item 8.01 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 8.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated October 15, 2012, issued by Worthington Energy, Inc.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORTHINGTON ENERGY, INC.

Date: October 15, 2012	By: /s/ ANTHONY MASON
Anthony Mason
Chief Executive Officer